Exhibit 99.2

BANKFINANCIAL CORPORATION

Second QUARTER 2023

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.61%	0.68%	0.86%	0.79%	0.62%
Return on equity (ratio of net income to average equity) (1)	6.02	6.96	9.01	8.31	6.64
Net interest rate spread (1)	3.23	3.41	3.39	3.42	3.00
Net interest margin (1)	3.56	3.66	3.59	3.52	3.07
Efficiency ratio (2)	79.11	74.51	65.12	69.70	73.01
Noninterest expense to average total assets (1)	2.94	2.65	2.50	2.60	2.47
Average interest–earning assets to average interest–bearing liabilities	136.86	135.85	137.62	137.90	138.10
Number of full service offices	18	18	20	20	19
Employees (full time equivalents)	198	202	203	199	200

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$20,401	$19,963	$12,046	$11,753	$10,655
Interest-bearing deposits in other financial institutions	94,930	57,042	54,725	204,378	259,816
Securities, at fair value	169,647	170,239	210,338	199,339	158,951
Loans receivable, net	1,170,767	1,225,288	1,226,743	1,141,799	1,142,743
Foreclosed assets, net	950	1,393	476	524	842
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	540	1,246	—	—	—
Premises and equipment, net	22,957	22,955	24,956	24,949	25,103
Bank-owned life insurance	18,644	18,731	18,815	18,879	18,893
Deferred taxes	5,476	5,395	5,480	5,428	4,517
Other assets	14,894	14,368	14,373	14,957	16,132
Total assets	$1,526,696	$1,544,110	$1,575,442	$1,629,496	$1,645,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,303,720	$1,315,214	$1,374,934	$1,425,258	$1,444,750
Borrowings	25,000	35,000	—	—	—
Subordinated notes, net of unamortized issuance costs	19,656	19,645	19,634	19,623	19,612
Other liabilities	26,017	21,892	29,203	33,545	26,650
Total liabilities	1,374,393	1,391,751	1,423,771	1,478,426	1,491,012
Stockholders’ equity	152,303	152,359	151,671	151,070	154,130
Total liabilities and stockholders’ equity	$1,526,696	$1,544,110	$1,575,442	$1,629,496	$1,645,142

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,178	$16,160	$16,064	$14,930	$12,884
Total interest expense	3,235	2,660	2,076	1,008	754
Net interest income	12,943	13,500	13,988	13,922	12,130
(Recovery of) provision for credit losses	(188)	48	743	350	459
Net interest income after (recovery of) provision for credit losses	13,131	13,452	13,245	13,572	11,671
Noninterest income	1,239	313	1,406	1,287	1,839
Noninterest expense	11,220	10,292	10,039	10,601	10,199
Income before income tax	3,150	3,473	4,612	4,258	3,311
Income tax expense	838	840	1,174	1,037	744
Net income	$2,312	$2,633	$3,438	$3,221	$2,567
Basic and diluted earnings per common share	$0.18	$0.21	$0.27	$0.25	$0.19

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$830	$816	$835	$829	$826
Loan servicing fees	141	129	240	59	190
Trust insurance commissions and annuities income	276	367	266	287	262
(Loss) earnings on bank-owned life insurance	(87)	(84)	(64)	(14)	11
Bank-owned life insurance death benefit	—	—	—	—	446
Losses on sales of securities	—	(454)	—	—	—
Gain (loss) on sale of premises and equipment	13	(4)	—	—	—
Valuation adjustment on bank premises held-for-sale	(32)	(553)	—	—	—
Other	98	96	129	126	104
Total noninterest income	$1,239	$313	$1,406	$1,287	$1,839

Noninterest Expense
Compensation and benefits	$5,629	$5,555	$5,366	$5,241	$5,489
Office occupancy and equipment	2,031	2,038	1,944	1,970	1,933
Advertising and public relations	269	190	202	138	208
Information technology	965	849	926	894	895
Professional fees	348	317	262	245	412
Supplies, telephone, and postage	295	359	342	342	362
FDIC insurance premiums	282	154	111	134	106
Other	1,401	830	886	1,637	794
Total noninterest expense	$11,220	$10,292	$10,039	$10,601	$10,199

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS (1)
One–to–four family residential real estate	$20,448	$21,475	$23,133	$24,523	$26,290
Multi–family mortgage (2)	542,165	544,673	537,394	482,462	486,208
Nonresidential real estate	120,505	123,360	119,705	115,770	115,910
Commercial loans and leases	495,520	544,216	553,056	524,067	519,963
Consumer	1,355	1,596	1,584	2,363	1,574
	1,179,993	1,235,320	1,234,872	1,149,185	1,149,945
Allowance for credit losses	(9,226)	(10,032)	(8,129)	(7,386)	(7,202)
Loans, net	$1,170,767	$1,225,288	$1,226,743	$1,141,799	$1,142,743

LOAN ORIGINATIONS (3)
One–to–four family residential real estate	$128	$173	$215	$592	$268
Multi–family mortgage	6,686	17,097	67,888	44,690	75,679
Nonresidential real estate	200	5,436	7,694	8,947	21,254
Commercial loans	157,704	181,227	179,421	168,438	183,464
Equipment finance	7,290	24,623	90,157	53,982	90,267
Consumer	539	565	544	544	563
	$172,547	$229,121	$345,919	$277,193	$371,495
Weighted average interest rate	9.24%	8.67%	6.88%	6.26%	4.87%

LOAN PAYMENTS and PAYOFFS (4)
One–to–four family residential real estate	$1,139	$1,826	$1,525	$2,296	$2,233
Multi–family mortgage	9,095	10,151	13,465	48,158	26,156
Nonresidential real estate	2,934	1,967	3,708	9,460	5,018
Commercial loans	169,402	168,461	177,205	160,502	197,912
Equipment finance	43,567	45,250	64,144	56,779	51,671
Consumer	675	615	541	525	557
	$226,812	$228,270	$260,588	$277,720	$283,547
Weighted average interest rate	8.35%	8.20%	6.97%	5.88%	4.94%

(1)	Net deferred loan origination costs are included in loans receivable by class.
(2)	Multi–family mortgage includes a single construction loan at March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022.
(3)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(4)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$45	$55	$92	$715	$323
Multi–family mortgage	148	—	—	—	—
Commercial loans and leases	23,965	8,807	1,310	525	610
Consumer	—	—	5	—	—
	24,158	8,862	1,407	1,240	933

Loans past due over 90 days still accruing	—	—	238	415	753

Foreclosed assets, net
Other real estate owned	472	472	472	243	274
Other foreclosed assets	478	921	4	281	568
	950	1,393	476	524	842

Nonperforming assets	$25,108	$10,255	$2,121	$2,179	$2,528

Asset Quality Ratios
Nonperforming assets to total assets	1.64%	0.66%	0.13%	0.13%	0.15%
Nonperforming loans to total loans (1)	2.05	0.72	0.13	0.14	0.15
Nonperforming commercial-related loans to total commercial-related loans (2)	2.08	0.73	0.13	0.08	0.12
Nonperforming residential and consumer loans to total residential and consumer loans	0.21	0.24	0.39	2.66	1.16
Allowance for credit losses to nonperforming loans	38.19	113.20	494.16	446.28	427.16

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$641,022	$645,768	$634,482	$575,526	$579,455
% FFIEC total capital	372.44%	374.63%	365.95%	329.27%	331.26%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$175,902	$122,213	$101,052	$103,745	$121,717
% FFIEC total capital	102.20%	70.90%	58.28%	59.35%	69.58%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$272	$280	$327	$163	$424
Multi–family mortgage	—	148	—	—	—
Commercial loans and leases	3,759	3,846	4,041	50	56
Consumer	5	5	4	4	5
	$4,036	$4,279	$4,372	$217	$485

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$10,032	$8,129	$7,386	$7,202	$6,786
Impact of adopting ASC 326	—	1,907	—	—	—
Charge–offs:
One-to-four family residential real estate	—	—	—	(71)	(1)
Commercial loans and leases	(638)	(79)	(1)	(104)	(51)
Consumer	(7)	(22)	(12)	(16)	(15)
	(645)	(101)	(13)	(191)	(67)
Recoveries:
One-to-four family residential real estate	7	5	4	2	3
Multi-family mortgage	6	5	5	6	4
Nonresidential real estate	—	—	—	2	2
Commercial loans and leases	6	1	4	15	—
Consumer	—	1	—	—	15
	19	12	13	25	24

Net charge–offs	(626)	(89)	—	(166)	(43)
Provision for credit losses - loans	(180)	85	743	350	459
Ending balance	$9,226	$10,032	$8,129	$7,386	$7,202

Allowance for credit losses to total loans	0.78%	0.81%	0.66%	0.64%	0.63%
Net charge–offs ratio (1)	(0.21)	(0.03)	—	(0.06)	(0.02)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$278,170	$287,493	$280,625	$307,116	$311,408
Interest–bearing NOW accounts	349,374	360,441	400,416	409,135	400,405
Money market accounts	271,194	273,256	302,863	314,436	334,237
Savings deposits	190,277	200,659	204,506	206,048	205,590
Certificates of deposit - retail	214,456	193,116	186,524	188,278	192,616
Certificates of deposit - wholesale	249	249	—	245	494
	$1,303,720	$1,315,214	$1,374,934	$1,425,258	$1,444,750

SELECTED AVERAGE BALANCES
Total average assets	$1,526,246	$1,553,445	$1,605,375	$1,632,775	$1,648,736
Total average interest–earning assets	1,459,369	1,494,248	1,546,499	1,571,188	1,586,230
Average loans	1,206,175	1,225,636	1,158,474	1,147,154	1,096,005
Average securities	176,052	212,344	215,359	187,163	141,603
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	69,652	48,778	165,176	229,381	341,132
Total average interest–bearing liabilities	1,066,332	1,099,950	1,123,780	1,139,368	1,148,577
Average interest–bearing deposits	1,021,023	1,066,321	1,104,152	1,119,751	1,126,883
Average borrowings and Subordinated notes	45,309	33,629	19,628	19,617	21,694
Average stockholders’ equity	153,703	151,417	152,672	155,000	154,634

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.45%	4.39%	4.12%	3.77%	3.26%
Average loans	4.77	4.76	4.57	4.40	4.28
Average securities	1.92	2.13	2.04	1.74	1.22
Average other interest–earning assets	5.14	4.66	3.69	2.22	0.80
Total average interest–bearing liabilities	1.22	0.98	0.73	0.35	0.26
Average interest–bearing deposits	1.08	0.87	0.67	0.29	0.20
Average cost of total deposits	0.85	0.70	0.53	0.22	0.15
Average cost of retail and commercial deposits	1.08	0.87	0.67	0.29	0.20
Average cost of wholesale deposits, borrowings and Subordinated notes	4.21	4.34	4.01	3.96	3.62
Average cost of funds	0.96	0.79	0.58	0.27	0.21
Net interest rate spread	3.23	3.41	3.39	3.42	3.00
Net interest margin	3.56	3.66	3.59	3.52	3.07

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023		2022
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.98%	9.87%	9.63%	9.27%	9.37%
Tangible equity to tangible total assets (end of period)	9.98	9.87	9.63	9.27	9.37
Risk–based total capital ratio	17.75	16.98	17.00	17.97	18.49
Common Tier 1 (CET1)	15.05	14.34	14.43	15.32	15.78
Risk–based tier 1 capital ratio	15.05	14.34	14.43	15.32	15.78
Tier 1 leverage ratio	10.23	10.03	9.73	9.55	9.48
Tier 1 capital	$156,050	$155,789	$156,086	$155,725	$156,085
BankFinancial, NA (2)
Risk–based total capital ratio	16.64%	15.88%	16.04%	17.19%	17.68%
Common Tier 1 (CET1)	15.83	15.04	15.28	16.47	16.95
Risk–based tier 1 capital ratio	15.83	15.04	15.28	16.47	16.95
Tier 1 leverage ratio	10.80	10.52	10.31	10.26	10.18
Tier 1 capital	$163,806	$163,249	$165,252	$167,403	$167,723

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.18	$8.75	$10.53	$9.46	$9.39
High	8.94	10.59	10.60	10.27	10.78
Low	7.17	8.55	9.06	9.18	9.30
Common shares outstanding	12,600,478	12,693,993	12,742,597	12,922,174	13,153,485
Book value per share	$12.09	$12.00	$11.90	$11.69	$11.72
Tangible book value per share	$12.09	$12.00	$11.90	$11.69	$11.72
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	54.88%	48.36%	37.45%	40.53%	51.24%
Stock repurchases	$744	$502	$1,760	$2,313	$254
Stock repurchases – shares	93,515	48,604	179,577	231,311	25,000

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,312	$2,633	$3,438	$3,221	$2,567
Weighted average basic and dilutive common shares outstanding	12,667,129	12,721,841	12,861,529	13,060,266	13,165,023
Basic and diluted earnings per common share	$0.18	$0.21	$0.27	$0.25	$0.19

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

The Bank's current required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.